UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2010

Item 1. Report to Stockholders.


Calvert World Values International Equity Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Statement of Net Assets
28	Statement of Operations
29	Statements of Changes in Net Assets
31	Notes to Financial Statements
37	Financial Highlights
42	Explanation of Financial Tables
44	Proxy Voting and Availability of Quarterly Portfolio Holdings
44	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update

from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Po rtfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Management Discussion

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company

Performance

Calvert World Values International Equity Fund Class A shares (at NAV) returned -0.09% for the six-month period ended March 31, 2010, underperforming the 3.25% return of the MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI). The Fund's underperformance was primarily due to weak stock selection. Poor sector allocation also detracted from performance, but to a lesser extent.

At the end of the fourth quarter, Calvert made extensive changes to the management structure of Calvert World Values International Equity Fund. On December 8, 2009, the Fund's Board of Directors voted to approve a new multi-manager structure of Thornburg Investment Management, Martin Currie, and Calvert Asset Management Company (CAMCO). CAMCO managed the transition of the Fund's assets during December with all of the new holdings in place by December 31, 2009. Due to the management changes, the discussion of the Fund's performance below is divided

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/10	3/31/10
Class A	-0.09%	45.80%
Class B	-0.65%	44.26%
Class C	-0.50%	44.58%
Class I	0.33%	46.96%
Class Y	0.12%	46.51%
MSCI EAFE IMI	3.25%	56.79%
Lipper International Multi-Cap Value Funds Avg.	3.41%	56.41%

Ten Largest Stock Holdings	% of Net Assets
Roche Holding AG	2.2%
Canadian National Railway Co.	2.0%
Pearson plc	1.9%
Potash Corporation of
Saskatchewan, Inc.	1.4%
Novo Nordisk A/S, Series B	1.4%
Hennes & Mauritz AB, B Shares	1.3%
Standard Chartered plc	1.3%
Novartis AG	1.2%
Tesco plc	1.2%
Reckitt Benckiser Group plc	1.2%
Total	15.1%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charges.

into two parts: performance under the Fund's prior subadvisor, Acadian Asset Management, and the transition and performance under the current multi-manager structure.

Investment Climate

Over the last six months, stock markets around the globe have continued to rally. In the U.S., the Russell 1000 Index gained 12.11%, but was edged out by both the Russell Mid Cap Index's return of 15.01% and the 13.07% return for the Russell 2000 Index, a measure of small-cap stocks. Large-cap growth stocks outperformed large-cap value stocks for the period, while value held a slight advantage among small- and mid-cap stocks.

Results were more mixed with international stocks. A strong U.S. dollar relative to other developed-market currencies hurt Americans who invested in foreign equities, trimming 4.67% off of local market returns in non-U.S. developed markets. However, they fared better in emerging markets, with the MSCI Emerging Markets IMI up 12.02%, boosted by the weakness of the U.S. dollar relative to emerging market currencies.

Overall, equity markets have built on the rally that started in early March 2009 when investors began to perceive the "green shoots" of an economic recovery. Economic news throughout the period suggested that a slow--and at times uneven--recovery was under way. U.S. gross domestic product (GDP) has resumed its growth after bottoming out during the recession. However, persistently high unemployment, continued weakness in residential and commercial real estate markets, and somewhat wary consumers have limited the upside of this recovery.

Portfolio Commentary

The Fund underperformed the MSCI EAFE IMI Index by 3.34% for the entire reporting period largely as a result of weak stock selection, primarily in the fourth quarter of 2009. During that quarter, stock selection was weakest in the Materials, Energy, Telecommunications, and Industrials sectors. Nippon Telegraph and Telephone, Fuji Media Holdings, ING Groep, and Astellas Pharmaceuticals were the worst performers. Stock selection in the Consumer Discretionary sector, particularly Nissan Motor and Aisin Seiki, provided the largest positive contribution to return.

Sector selection also detracted from performance during the last quarter of 2009. Specifically, an underweight to Materials and an overweight to Information Technology detracted more than 0.80% from the Fund's return. However, the Fund received some benefit from being underweight Financials.

Portfolio Statistics
Economic Sectors	% of Total Investments
Consumer Discretionary	14.7%
Consumer Staples	6.3%
Energy	7.3%
Financials	26.0%
Health Care	11.4%
Industrials	10.1%
Information Technology	7.3%
Limited Partnership Interest	0.8%
Materials	5.5%
Telecommunication Services	5.9%
Time Deposit	1.2%
Utilities	2.8%
Venture Capital	0.7%
Total	100%

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	38.91%
Five year	-1.82%
Ten year	-2.77%
Class B Shares
One year	39.26%
Five year	-2.08%
Ten year	-3.43%
Class C Shares
One year	43.58%
Five year	-1.70%
Ten year	-3.20%

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares
One year	46.96%
Five year	-0.15%
Ten year	-1.53%
Class Y Shares**
One year	46.51%
Five year	-0.73%
Ten year	-2.24%

**Calvert World Values International Equity Fund first offered Class Y Shares on October 31, 2008. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.87%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses. New subadvisor assumed management of the Fund effective December 2009, and previously in March 2006 and March 2002.

After the change to the multi-manager structure, performance improved, but the Fund ended the first quarter of 2010 slightly behind the Index. Stock selection was very strong in Financials, Consumer Discretionary, and Energy. Names like Nintendo, Novo Nordisk, Canadian National Railway, and Cinsure were the Fund's top contributors. Stock selection in Information Technology and Materials lagged, with Taiwan Semiconductor Manufacturing and Lafarge hampering performance. Sector allocation also detracted slightly, with the underweight to Industrials accounting for the lion's share of the negative impact.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Outlook

Although the economic recovery may seem slow and painful--especially when it comes to unemployment--it is on track. Industrial production posted a small 0.1% rise in February after a 0.9% jump in January and a 0.7% jump in December, confirming that the manufacturing sector is still leading the way. We continue to believe that the consumer will be the next major factor necessary for a robust and extended economic recovery and that any meaningful uptick in consumer sentiment and spending in combination with ongoing recovery in the manufacturing sector could significantly improve the robustness of the economic upturn and further energize the markets. We believe that the consumer will start to return to more normal spending levels this year (although not the levels seen during the height of the housing bubble) if the employment picture improves as businesses run out of room to cut costs and start to hire new workers. It appears that the market may be anticipating a similar trend, with the Consumer Discretionary sector returning over 10% for the quarter.

A short-term concern is that once the strong contribution to GDP from inventory rebuilding subsides and the effects of the stimulus wane, GDP growth may slow. We believe that, while an important concern, this is unlikely to result in negative GDP growth that would lead to a double-dip recession in 2010.

April 2010

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Nippon Telegraph and Telephone 0.64%, Fuji Media Holdings 0%, ING Groep 1.74%, Astellas Pharmaceuticals 0%, Nissan Motor 0.06%, Aisin Seiki 0%, Nintendo 0.70%, Novo Nordisk 1.56%, Canadian National Railway 2.04%, Cinsure 0.52%, Taiwan Semiconductor Manufacturing 0.99%, and Lafarge 0.82%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$999.10	$8.97
Hypothetical	$1,000.00	$1,015.96	$9.05
(5% return per year before expenses)
Class B
Actual	$1,000.00	$993.50	$14.76
Hypothetical	$1,000.00	$1,010.12	$14.88
(5% return per year before expenses)
Class C
Actual	$1,000.00	$994.20	$13.37
Hypothetical	$1,000.00	$1,011.52	$13.49
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,002.60	$5.29
Hypothetical	$1,000.00	$1,019.65	$5.34
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,001.20	$6.94
Hypothetical	$1,000.00	$1,018.00	$6.99
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.80%, 2.97%, 2.69%, 1.06% and 1.39% for Class A, Class B, C lass C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
Equity Securities - 96.4%	Shares	Value
Australia - 2.1%
Amcor Ltd. (ADR)	7,383	$172,762
Australia & New Zealand Banking Group Ltd. (ADR)	11,331	262,199
BlueScope Steel Ltd.*	867,141	2,313,184
Computershare Ltd. (ADR)	928	10,672
CSL Ltd. (ADR)	3,294	55,010
Lend Lease Group (ADR)	1,117	8,713
National Australia Bank Ltd. (ADR)	27,293	688,056
Santos Ltd.	190,373	2,558,390
Sims Metal Management Ltd. (ADR)	34,863	684,708
Telstra Corp Ltd. (ADR)	40,754	560,368
Westpac Banking Corp. (ADR)	4,713	598,928
Woodside Petroleum Ltd. (ADR)	1,533	65,904
		7,978,894
Austria - 0.5%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	48,723	1,936,737

Belgium - 0.2%
Delhaize Group SA (ADR)	9,166	737,771
Fortis (ADR)*	14,836	52,520
		790,291
Bermuda - 0.2%
Signet Jewelers Ltd.*	26,387	853,355

Brazil - 0.9%
BM&FBOVESPA SA	187,693	1,268,103
Natura Cosmeticos SA	104,499	2,116,896
Tractebel Energia SA (ADR)	787	8,775
		3,393,774
Canada - 5.9%
Brookfield Properties Corp.	49,183	755,451
Canadian National Railway Co.	128,124	7,775,871
EnCana Corp.	68,816	2,141,078
Loblaw Co.'s Ltd.	74,000	2,732,969
Potash Corporation of Saskatchewan, Inc.	44,538	5,315,610
Suncor Energy, Inc.	68,000	2,211,431
Thomson Reuters Corp.	38,100	1,386,478
		22,318,888
Chile - 0.3%
Banco Santander Chile (ADR)	19,041	1,298,977

Equity Securities - Cont'd	Shares	Value
China - 1.9%
Aluminum Corp. of China Ltd. (ADR)*	53,490	$1,376,833
China Merchants Bank Co. Ltd.	446,915	1,208,679
China Merchants Holdings International Co. Ltd.	298,000	1,089,937
China Southern Airlines Co. Ltd. (ADR)*	7,297	163,088
CNinsure, Inc. (ADR)	75,100	1,998,411
Mindray Medical International Ltd. (ADR)	36,600	1,332,972
		7,169,920
Colombia - 0.6%
BanColombia SA (ADR)	46,141	2,106,798

Denmark - 2.6%
Danske Bank A/S (ADR)*	4,945	60,329
H Lundbeck A/S (ADR)	1,545	29,046
Novo Nordisk A/S, Series B	67,108	5,214,533
Novo Nordisk A/S (ADR)	9,711	748,913
Novozymes A/S (ADR)	351	39,224
Torm A/S (ADR)	4,774	48,981
Vestas Wind Systems A/S*	56,071	3,050,963
Vestas Wind Systems A/S (ADR)*	37,853	683,625
		9,875,614
Finland - 0.0%
Metso Oyj (ADR)	820	27,388
Stora Enso Oyj (ADR)*	18,785	143,142
		170,530
France - 9.9%
Air France-KLM (ADR)*	4,160	65,104
Air Liquide SA	22,277	2,677,921
Air Liquide SA (ADR)	6,983	168,081
AXA SA	123,608	2,753,450
AXA SA (ADR)	120,180	2,648,767
BNP Paribas	45,580	3,505,243
BNP Paribas (ADR)	13,995	535,309
Carrefour SA (ADR)	42,503	406,754
Cie Generale d'Optique Essilor International SA (ADR)	627	19,970
Compagnie Generale des Etablissements Michelin (ADR)	605	8,809
Credit Agricole SA (ADR)	6,507	56,155
Dassault Systemes SA	38,521	2,281,703
France Telecom SA	83,439	1,999,159
France Telecom SA (ADR)	52,142	1,252,972
Gemalto NV*	50,931	2,207,048
Groupe Danone	47,866	2,887,347
Lafarge SA	44,475	3,133,940
Lafarge SA (ADR)	4,091	72,370
L'Oreal SA (ADR)	15,673	330,700
Publicis Groupe SA (ADR)	7,293	155,851
Sanofi-Aventis SA	47,723	3,562,256
Sanofi-Aventis SA (ADR)	72,675	2,715,138
Schneider Electric SA	26,409	3,101,764

Equity Securities - Cont'd	Shares	Value
France - Cont'd
Schneider Electric SA (ADR)	3,239	$37,896
SCOR SE (ADR)	3,770	9,387
Veolia Environnement (ADR)	36,742	1,270,171
		37,863,265
Germany - 3.4%
Adidas AG	40,210	2,153,606
Adidas AG (ADR)	2,352	62,798
Allianz SE (ADR)	104,091	1,301,138
Deutsche Bank AG	50,226	3,874,083
Deutsche Post AG (ADR)*	1,438	24,878
Merck KGaA (ADR)	2,110	56,759
SAP AG	92,848	4,503,186
Volkswagen AG, Preferred*	7,342	674,548
Volkswagen AG (ADR):
Common	5,580	109,368
Preferred	993	17,973
		12,778,337
Greece - 0.3%
Alpha Bank AE (ADR)*	5,620	13,151
National Bank of Greece SA*	52,027	1,048,460
National Bank of Greece SA (ADR)*	23,134	93,924
		1,155,535
Guernsey - 0.8%
Amdocs Ltd.*	103,397	3,113,284

Hong Kong - 2.4%
Bank of East Asia Ltd. (ADR)	19,468	70,085
Hang Lung Properties Ltd.	612,989	2,467,003
Hang Lung Properties Ltd. (ADR)	124,871	2,536,130
Hang Seng Bank Ltd. (ADR)	3,879	53,763
Hengdeli Holdings Ltd.	3,472,000	1,475,573
Hong Kong Exchanges and Clearing Ltd.	152,746	2,549,422
Hong Kong Exchanges and Clearing Ltd. (ADR)	2,672	44,756
MTR Corp. (ADR)	273	10,240
		9,206,972
India - 0.4%
HDFC Bank Ltd. (ADR)	1,026	143,014
Infosys Technologies Ltd. (ADR)	25,035	1,473,310
Patni Computer Systems Ltd. (ADR)	3,279	77,975
		1,694,299
Indonesia - 0.7%
Bank Mandiri Tbk PT	4,597,000	2,702,780
Indosat Tbk PT (ADR)	3,053	92,995
		2,795,775
Ireland - 0.2%
Allied Irish Banks plc (ADR)*	242,571	781,079

Equity Securities - Cont'd	Shares	Value
Israel - 0.6%
Bezeq Israeli Telecommunication Corp Ltd.	769,270	$2,185,059

Italy - 0.9%
Intesa Sanpaolo SpA*	656,704	2,449,189
Luxottica Group SpA (ADR)	26,917	720,837
Telecom Italia SpA (ADR)	15,080	216,247
		3,386,273
Japan - 11.8%
ACom Co. Ltd. (ADR)	2,649	10,728
Aeon Co. Ltd. (ADR)	5,913	66,344
Asahi Glass Co. Ltd. (ADR)	985	10,943
Bank of Yokohama Ltd.	486,741	2,386,803
Bank of Yokohama Ltd. (ADR)	197	9,604
Brother Industries Ltd. (ADR)	82	9,840
Central Japan Railway Co. (ADR)	1,364	10,557
Dai Nippon Printing Co. Ltd. (ADR)	48,558	659,418
Daiwa House Industry Co. Ltd. (ADR)	704	79,552
Denso Corp. (ADR)	468	55,463
East Japan Railway Co. (ADR)	5,189	60,192
Eisai Co. Ltd. (ADR)	247	8,793
Fanuc Ltd.	23,595	2,506,021
Fujitsu Ltd. (ADR)	870	28,388
Honda Motor Co. Ltd. (ADR)	61,829	2,181,945
Kao Corp. (ADR)	20,727	524,393
Kobe Steel Ltd. (ADR)*	997	10,668
Konami Corp. (ADR)	548	10,538
Kubota Corp. (ADR)	8,435	384,552
Minebea Co. Ltd. (ADR)	921	11,116
Mitsubishi Estate Co. Ltd. (ADR)	864	142,888
Mitsui Fudosan Co. Ltd.	140,256	2,383,151
Mizuho Financial Group, Inc. (ADR)	168,354	663,315
MS&AD Insurance Group Holdings (ADR)	17,317	238,455
Nikon Corp.	113,226	2,474,243
Nikon Corp. (ADR)	45	9,900
Nintendo Co. Ltd. (ADR)	64,317	2,678,803
Nippon Telegraph & Telephone Corp. (ADR)	115,547	2,428,798
Nippon Yusen Kabushiki Kaisha	588,000	2,323,041
Nippon Yusen KK (ADR)	42,343	328,582
Nissan Motor Co. Ltd. (ADR)*	12,611	216,909
Nitto Denko Corp. (ADR)	101	39,280
Nomura Holdings, Inc.	383,485	2,828,920
NSK Ltd. (ADR)	371	29,587
NTT DoCoMo, Inc. (ADR)	58,275	885,780
ORIX Corp. (ADR)*	6,323	278,908
Panasonic Corp.	188,716	2,889,335
Panasonic Corp. (ADR)	52,262	800,654
Ricoh Co. Ltd.	141,000	2,204,069
Ricoh Co. Ltd. (ADR)	1,188	93,496
Secom Co. Ltd. (ADR)	575	50,140
Sega Sammy Holdings, Inc. (ADR)	24,160	72,238

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Sekisui House Ltd. (ADR)	26,936	$268,283
Sharp Corp. (ADR)	4,450	55,180
Shiseido Co. Ltd. (ADR)	7,312	158,670
Sony Corp. (ADR)	54,109	2,073,457
Sumitomo Trust & Banking Co. Ltd. (ADR)	68,084	398,291
Teijin Ltd. (ADR)	274	9,152
Tokyo Gas Co. Ltd.	698,118	3,079,493
Toray Industries, Inc. (ADR)	501	29,359
TOTO Ltd. (ADR)	290	19,793
Toyota Motor Corp.	89,794	3,600,412
Toyota Motor Corp. (ADR)	28,344	2,279,424
Trend Micro, Inc. (ADR)	480	16,704
		45,074,568
Mexico - 0.8%
America Movil SAB de CV (ADR), Series L	36,843	1,854,677
Gruma SAB de CV (ADR)*	6,256	56,116
Grupo Televisa SA (ADR)	44,129	927,592
		2,838,385
Netherlands - 5.1%
AEGON NV, NY Shares*	71,658	487,991
ASML Holding NV	81,071	2,901,298
ING Groep NV (ADR)*	170,545	1,698,628
ING Groep NV (CVA)*	392,472	3,923,807
Koninklijke KPN NV	103,700	1,645,181
Koninklijke Philips Electronics NV:
Common	102,754	3,299,259
NY Shares	96,797	3,099,440
Reed Elsevier NV (ADR)	39,980	969,915
TNT NV (ADR)	10,112	288,698
Unilever NV, NY Shares	33,042	996,547
Wolters Kluwer NV (ADR)	7,522	162,475
		19,473,239
Norway - 2.6%
DnB NOR ASA*	257,967	2,948,219
Petroleum Geo-Services ASA*	192,737	2,525,513
Petroleum Geo-Services ASA (ADR)*	7,385	96,448
Statoil ASA (ADR)	114,118	2,662,373
Storebrand ASA*	193,675	1,531,810
Tomra Systems ASA (ADR)	2,025	9,922
Yara International ASA (ADR)	4,579	199,186
		9,973,471
Portugal - 0.6%
Galp Energia SGPS SA, B Shares	129,153	2,246,376

Singapore - 0.7%
City Developments Ltd. (ADR)	2,281	16,993
Oversea-Chinese Banking Corp. Ltd.	420,830	2,620,129
		2,637,122

Equity Securities - Cont'd	Shares	Value
South Africa - 1.7%
African Bank Investments Ltd. (ADR)	488	$11,966
Gold Fields Ltd.	185,959	2,338,277
Gold Fields Ltd. (ADR)	170,050	2,146,031
Nedbank Group Ltd. (ADR)	1,155	43,890
Telkom SA Ltd. (ADR)	523	9,702
Tiger Brands Ltd. (ADR)	1,670	42,418
Truworths International Ltd.	255,500	1,822,387
VenFin DD Holdings Ltd.*	55,800	99,690
		6,514,361
South Korea - 0.6%
KT Corp. (ADR)	108,945	2,261,698

Spain - 3.0%
Banco Santander SA	215,123	2,862,984
Banco Santander SA (ADR)	158,377	2,101,663
Inditex SA	39,591	2,613,351
Telefonica SA	155,046	3,678,131
		11,256,129
Sweden - 2.3%
Atlas Copco AB, Series B	208,936	2,934,979
Atlas Copco AB (ADR)	6,415	99,753
Hennes & Mauritz AB, B Shares	78,227	5,093,700
Hennes & Mauritz AB (ADR)	9,246	120,290
Sandvik AB (ADR)*	2,322	29,489
SKF AB (ADR)	1,091	19,431
Telefonaktiebolaget LM Ericsson (ADR)	31,276	326,209
		8,623,851
Switzerland - 8.8%
Credit Suisse Group AG	70,096	3,618,309
Credit Suisse Group AG (ADR)	27,981	1,437,664
Julius Baer Group Ltd.	42,873	1,557,500
Logitech International SA*	119,234	1,964,773
Novartis AG	85,212	4,609,007
Novartis AG (ADR)	53,352	2,886,343
Roche Holding AG	51,927	8,433,391
Roche Holding AG (ADR)	67,094	2,718,649
Sonova Holding AG	18,697	2,326,249
Swiss Reinsurance (ADR)*	3,502	171,948
Zurich Financial Services AG	11,038	2,833,670
Zurich Financial Services AG (ADR)	33,596	856,698
		33,414,201
Taiwan - 1.2%
Chunghwa TeleCom Co. Ltd. (ADR)	49,170	955,373
Taiwan SemiConductor Manufacturing Co. Ltd. (ADR)	358,621	3,761,934
		4,717,307

Equity Securities - Cont'd	Shares	Value
Turkey - 0.4%
Turkcell Iletisim Hizmet AS (ADR)	95,249	$1,434,450

United Kingdom - 20.1%
Barclays plc	684,016	3,741,742
Barclays plc (ADR)	62,299	1,355,003
BG Group plc	223,246	3,865,648
BG Group plc (ADR)	31,732	2,752,751
British Airways plc (ADR)*	609	22,320
British Land Co. plc (ADR)	1,246	9,220
Bunzl plc (ADR)	343	19,105
Cairn Energy plc*	391,771	2,480,343
Capita Group plc	216,239	2,483,626
Centrica plc	665,581	2,969,914
Centrica plc (ADR)*	48,010	855,058
Compass Group plc	322,548	2,575,867
Compass Group plc (ADR)	10,189	81,003
Cookson Group plc*	283,593	2,353,038
Experian plc (ADR)	8,550	84,047
GlaxoSmithKline plc	202,324	3,887,343
GlaxoSmithKline plc (ADR)	35,061	1,350,550
HSBC Holdings plc (s)	331,441	3,361,445
HSBC Holdings plc (ADR)	40,104	2,032,872
International Power plc (ADR)	1,308	63,608
J Sainsbury plc (ADR)*	4,941	97,634
Johnson Matthey plc (ADR)	190	10,070
Kingfisher plc	1,216,487	3,959,821
Kingfisher plc (ADR)	21,012	136,578
Legal & General Group plc (ADR)	1,506	9,909
Man Group plc (ADR)	1,874	7,028
Marks & Spencer Group plc (ADR)	44,664	500,237
Next plc	64,839	2,130,281
Old Mutual plc (ADR)*	689	10,128
Pearson plc	455,949	7,171,654
Pearson plc (ADR)	22,389	351,283
Persimmon plc*	310,142	2,191,914
Prudential plc (ADR)	42,143	698,731
Reckitt Benckiser Group plc	82,117	4,509,464
Reckitt Benckiser Group plc (ADR)	14,983	164,364
Reed Elsevier plc (ADR)	9,224	295,998
Sage Group plc (ADR)	9,135	131,818
Scottish & Southern Energy plc (ADR)	2,521	42,050
Smith & Nephew plc	285,157	2,842,249
Smith & Nephew plc (ADR)	13,005	651,030
Standard Chartered plc	175,435	4,787,717
Tate & Lyle plc (ADR)	333	9,128
Tesco plc	694,278	4,590,025
Tesco plc (ADR)	27,472	545,319
Tomkins plc (ADR)	67,633	963,094
Unilever plc (ADR)	89,367	2,616,666
Vodafone Group plc (ADR)	34,941	813,776
Wolseley plc (ADR)*	37,272	88,335
		76,670,804

Equity Securities - Cont'd	Shares	Value
United States - 1.9%
Atmos Energy Corp.	6,247	$178,477
Cimarex Energy Co.	9,582	568,979
Distributed Energy Systems Corp.*	308,138	1,880
Evergreen Solar, Inc.*	1,400	1,582
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share,
expires 10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	-
Series A, Preferred Warrants
(strike price $1.00/share, expires 10/10/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	-
Series C, Preferred (b)(i)*	36,984	-
Kraft Foods, Inc.	7,616	230,308
Portland General Electric Co.	20,387	393,673
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	385,655
Series B, Preferred (b)(i)*	20,000	203,548
Series C, Preferred (b)(i)*	239,764	824,788
Series D, Preferred (b)(i)*	45,928	157,992
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12) (b)(i)*	2,347	-
RF Technology, Inc. contingent deferred distribution (b)(i)*	365,374	3,654
SEACOR Holdings, Inc.*	18,728	1,510,601
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	318,794
Series 1-B, Convertible Preferred (b)(i)*	163,588	168,370
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15) (b)(i)*	11,920	12,149
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15) (b)(i)*	32,726	-
Tidewater, Inc.	39,479	1,866,172
Tutor Perini Corp.*	9,980	217,065
		7,043,687

Total Equity Securities (Cost $359,026,944)		367,033,305

	Adjusted
Limited Partnership Interest - 0.8%	Basis
Balkan Financial Sector Equity Fund CV (b)(i)*	$498,412	410,858
China Environment Fund 2004 (b)(i)*	-	196,255
Emerald Cleantech Fund I (b)(i)*	947,741	479,941
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	359,223
SEAF Central and Eastern European Growth
Fund LLC (a)(b)(i)*	337,178	528,591
SEAF India International Growth Fund (b)(i)*	473,932	380,637
ShoreCap International LLC (b)(i)*	224,109	795,635
Terra Capital (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,350,961)		3,151,141

	Principal
Certificates Of Deposit - 0.1%	Amount	Value
Self Help Credit Union, 1.80%, 2/23/11 (b)(k)	$250,000	$249,625

Total Certificates of Deposit (Cost $250,000)		249,625

Venture Capital Debt Obligations - 0.1%
Access Bank plc, 8.477%, 8/29/12 (b)(i)	500,000	524,786
Mayer Laboratories, Inc., 6.00%, 12/31/01 (b)(i)(w)	54,730	13,683

Total Venture Capital Debt Obligations (Cost $554,730)		538,469

High Social Impact Investments - 1.1%
Calvert Social Investment Foundation Notes, 1.76%,
7/1/11 (b)(i)(r)	4,431,583	4,359,658

Total High Social Impact Investments (Cost $4,431,583)		4,359,658

Time Deposit - 1.2%
State Street Corp. Time Deposit, 0.01%, 4/1/10	4,486,019	4,486,019

Total Time Deposit (Cost $4,486,019)		4,486,019

TOTAL INVESTMENTS (Cost $372,100,237) - 99.7%		379,818,217
Other assets and liabilities, net - 0.3%		1,127,336
Net Assets - 100%		$380,945,553

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 18,652,950 shares outstanding		$378,487,434
Class B: 645,254 shares outstanding		14,742,864
Class C: 1,937,730 shares outstanding		40,480,068
Class I: 6,350,522 shares outstanding		144,356,673
Class Y: 82,051 shares outstanding		988,304
Undistributed net investment income (loss)		(62,859)
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(205,744,029)
Net unrealized appreciation (depreciation) on investments,
foreign currencies, and assets and liabilities denominated in foreign currencies		7,697,098
Net Assets		$380,945,553

Net Asset Value Per Share
Class A (based on net assets of $255,844,633)		$13.72
Class B (based on net assets of $7,949,246)		$12.32
Class C (based on net assets of $23,267,274)		$12.01
Class I (based on net assets of $92,710,817)		$14.60
Class Y (based on net assets of $1,173,583)		$14.30

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Access Bank plc, 8.477%, 8/29/12	8/29/07	$500,000
Balkan Financial Sector Equity Fund CV LP	1/12/06 - 2/3/10	498,412
Calvert Social Investment Foundation Notes,
1.76%, 7/1/11	7/1/08	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Emerald Cleantech Fund I LP	7/19/01 - 7/16/09	947,741
GNet Defta Development Holdings LLC, LP	8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share,
expires 10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04 - 10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Mayer Laboratories, Inc., 6.00%, 12/31/01	12/31/96	54,730
Powerspan Corp.:
Series A, Preferred	8/20/97	250,000
Series B, Preferred	10/5/99	200,000
Series C, Preferred	12/21/04 - 6/12/08	273,331
Series D, Preferred	6/20/08	157,996
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12)	12/5/07 - 6/20/08	-
RF Technology, Inc. contingent deferred distribution	7/17/06	104,368
SEAF Central and Eastern European Growth Fund LLC, LP	8/10/00 - 9/23/08	337,178
SEAF India International Growth Fund LP	3/22/05 - 5/8/09	473,932
ShoreCap International LLC, LP	8/12/04 - 12/15/08	224,109
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15)	5/27/05	-
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15)	9/19/00	-
Terra Capital LP	11/23/98 - 3/14/06	469,590

See notes to financial statements.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 2.7% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 240,000 shares of HSBC Holdings plc have been soft segregated in order to cover outstanding commitments to certain limited partnership investments with the Fund. There are no restrictions on the trading of this security.

(w) Mayer Laboratories, Inc. is in default for principal and interest. Past due accrued interest as of March 31, 2010 totaled $2,513.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen
LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $223,595)	$2,715,620
Interest income	631,394
Total investment income	3,347,014

Expenses:
Investment advisory fee	1,460,985
Transfer agency fees and expenses	470,609
Administrative fees	589,879
Distribution Plan expenses:
Class A	326,323
Class B	42,049
Class C	116,811
Directors' fees and expenses	23,862
Custodian fees	160,789
Registration fees	33,193
Reports to shareholders	114,587
Professional fees	26,676
Miscellaneous	37,786
Total expenses	3,403,549
Reimbursement from Advisor:
Class A	(37,302)
Class B	(1,989)
Class C	(2,772)
Class I	(12,477)
Class Y	(5,916)
Fees waived	(13,724)
Fees paid indirectly	(219)
Net expenses	3,329,150

Net Investment Income	17,864

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $99,594)	7,222,658
Foreign currency transactions	(444,694)
6,777,964

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(7,413,962)
Assets and liabilities denominated in foreign currencies	(18,059)
(7,432,021

Net Realized and Unrealized Gain
(Loss)	(654,057)

Increase (Decrease) in Net Assets
Resulting From Operations	($636,193)

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$17,864	$3,896,152
Net realized gain (loss)	6,777,964	(185,255,630)
Change in unrealized appreciation or (depreciation)	(7,432,021)	141,828,817)

Increase (Decrease) in Net Assets
Resulting From Operations	(636,193)	(39,530,661)

Distributions to shareholders from:
Net investment income:
Class A Shares	(1,877,571)	(7,682,721)
Class B Shares	--	(148,212)
Class C Shares	--	(420,523)
Class I Shares	(1,650,864)	(3,518,021)
Class Y Shares	(5,626)	(1)
Net realized gain:
Class A Shares	--	(634,873)
Class B Shares	--	(25,817)
Class C Shares	--	(67,464)
Class I Shares	--	(222,338)
Class Y Shares	--	(3)
Total distributions	(3,534,061)	(12,719,973)

Capital share transactions:
Shares sold:
Class A Shares	21,837,251	46,807,216
Class B Shares	249,478	518,403
Class C Shares	1,645,681	2,179,011
Class I Shares	5,740,149	22,384,629
Class Y Shares	1,018,904	595,466
Reinvestment of distributions:
Class A Shares	1,712,833	7,616,106
Class B Shares	--	153,830
Class C Shares	--	380,058
Class I Shares	1,379,546	3,486,897
Class Y Shares	2,622	4
Redemption fees:
Class A Shares	409	7,071
Class B Shares	2	47
Class C Shares	9	134
Class I Shares	--	59
Class Y Shares	--	3

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets - (Cont'd)	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares redeemed:
Class A Shares	($36,045,129)	($71,757,677)
Class B Shares	(1,219,511)	(2,569,260)
Class C Shares	(2,341,443)	(6,216,320)
Class I Shares	(20,468,527)	(25,214,435)
Class Y Shares	(554,855)	(73,687)
Total capital share transactions	(27,042,581)	(21,702,445)

Total Increase (Decrease) in Net Assets	(31,212,835)	(73,953,079)

Net Assets
Beginning of period	412,158,388	486,111,467
End of period (including distributions in excess
of net investment income of $62,859 and undistributed
net investment income of $3,453,338, respectively)	$380,945,553	$412,158,388

Capital Share Activity
Shares sold:
Class A Shares	1,607,201	4,194,520
Class B Shares	20,570	48,508
Class C Shares	138,307	226,686
Class I Shares	397,247	1,846,796
Class Y Shares	72,494	54,292
Reinvestment of distributions:
Class A Shares	125,851	715,552
Class B Shares	--	16,008
Class C Shares	--	40,709
Class I Shares	95,470	307,732
Class Y Shares	185	--
Shares redeemed:
Class A Shares	(2,674,790)	(6,481,230)
Class B Shares	(100,556)	(253,088)
Class C Shares	(197,866)	(634,154)
Class I Shares	(1,408,352)	(2,100,701)
Class Y Shares	(39,541)	(5,379)
Total capital share activity	(1,963,780)	(2,023,749)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $10,373,843 or 2.7% of net assets, were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$364,958,355	--	$2,074,950	$367,033,305
Limited partnership interest	--	--	3,151,141	3,151,141
Other debt obligations	4,486,019	--	5,147,752	9,633,771
TOTAL	$369,444,374	--	$10,373,843 **	$379,818,217

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

**Level 3 securities represent 2.7% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on -certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in
U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $242,209 was payable at period end. In addition, $121,042 was payable at year end for operating expenses paid by the Advisor during March 2010. For the six months ended March 31, 2010, the Advisor waived $13,724 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I and Class Y. The contractual expense cap is 1.10% and 1.39%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $5,916 for the six months ended March 31, 2010.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $98,170 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $81,203 was payable at period end.

The Distributor received $22,938 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $99,238 for the six months ended March 31, 2010. Under the terms of the agreement, $16,530 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Directors fees are allocated to each of the Funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $432,951,108 and $467,144,096, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $372,627,893. Net unrealized appreciation aggregated $7,190,323, of which $21,793,437 related to appreciated securities and $14,603,114 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $90,728,857 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

The Fund intends to elect to defer net capital losses of $120,790,409 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Portfolios under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$816,488	1.43%	$33,213,524	December 2009

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
GNet Defta Development Holdings LLC, LP	$400,000	$359,223
SEAF Central & Eastern European Growth Fund LLC, LP	337,178	528,591
TOTALS	$737,178	$887,814

Note F -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Note G -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $492,456 at March 31, 2010.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$13.83	$15.31	$25.57
Income from investment operations
Net investment income (loss)	(.01)	.11	.37
Net realized and unrealized gain (loss)	--	(1.19)	(8.46)
Total from investment operations	(.01)	(1.08)	(8.09)
Distributions from
Net investment income	(.10)	(.37)	(.24)
Net realized gain	--	(.03)	(1.93)
Total distributions	(.10)	(.40)	(2.17)
Total increase (decrease) in net asset value	(.11)	(1.48)	(10.26)
Net asset value, ending	$13.72	$13.83	$15.31

Total return*	(.09%)	(6.27%)	(34.31%)
Ratios to average net assets:A
Net investment income (loss)	(.10%) (a)	.99%	1.81%
Total expenses	1.84% (a)	1.87%	1.65%
Expenses before offsets	1.80% (a)	1.86%	1.63%
Net expenses	1.80% (a)	1.86%	1.63%
Portfolio turnover	113%	135%	100%
Net assets, ending (in thousands)	$255,845	$270,900	$324,091

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$23.87	$20.29	$16.60
Income from investment operations
Net investment income	.22	.24	.21
Net realized and unrealized gain (loss)	4.61	3.51	3.59
Total from investment operations	4.83	3.75	3.80
Distributions from
Net investment income	(.20)	(.17)	(.11)
Net realized gain	(2.93)	--	--
Total distributions	(3.13)	(.17)	(.11)
Total increase (decrease) in net asset value	1.70	3.58	3.69
Net asset value, ending	$25.57	$23.87	$20.29

Total return*	21.72%	18.58%	22.95%
Ratios to average net assets:A
Net investment income	1.08%	1.19%	1.23%
Total expenses	1.62%	1.73%	1.86%
Expenses before offsets	1.60%	1.72%	1.86%
Net expenses	1.60%	1.71%	1.85%
Portfolio turnover	82%	120%	49%
Net assets, ending (in thousands)	$546,564	$401,195	$297,151

See notes to financial highlights.

Financial Highlights
		Periods Ended
		March 31,	September 30,	September 30,
Class B Shares		2010 (z)	2009 (z)	2008
Net asset value, beginning		$12.40	$13.69	$23.11
Income from investment operations
Net investment income (loss)		(.08)	(.02)	.12
Net realized and unrealized gain (loss)		--	(1.06)	(7.56)
Total from investment operations		(.08)	(1.08)	(7.44)
Distributions from
Net investment income		--	(.18)	(.05)
Net realized gain		--	(.03)	(1.93)
Total distributions		--	(.21)	(1.98)
Total increase (decrease) in net asset value		(.08)	(1.29)	(9.42)
Net asset value, ending		$12.32	$12.40	$13.69

Total return*		(.65%)	(7.47%)	(34.97%)
Ratios to average net assets:A
Net investment income (loss)		(1.30%) (a)	(.26%)	.78%
Total expenses		3.02% (a)	3.12%	2.63%
Expenses before offsets		2.97% (a)	3.10%	2.61%
Net expenses		2.97% (a)	3.10%	2.60%
Portfolio turnover		113%	135%	100%
Net assets, ending (in thousands)		$7,949	$8,993	$12,512

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007	2006	2005
Net asset value, beginning		$21.85	$18.61	$15.30
Income from investment operations
Net investment income	.	.09	.06	.15
Net realized and unrealized gain (loss)		4.10	3.18	3.16
Total from investment operations		4.19	3.24	3.31
Distributions from
Net investment income		--	**	--
Net realized gain		(2.93)	--	--
Total distributions		(2.93)	**	--
Total increase (decrease) in net asset value		1.26	3.24	3.31
Net asset value, ending		$23.11	$21.85	$18.61

Total return*		20.60%	17.43%	21.63%
Ratios to average net assets:A
Net investment income		.13%	.18%	.20%
Total expenses		2.57%	2.73%	2.92%
Expenses before offsets		2.54%	2.72%	2.92%
Net expenses		2.54%	2.70%	2.91%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$23,805	$18,053	$14,232

See notes to financial highlights.

Financial Highlights
			Periods Ended
		March 31,	September 30,	September 30,
Class C Shares		2010 (z)	2009 (z)	2008
Net asset value, beginning		$12.07	$13.31	$22.51
Income from investment operations
Net investment income (loss)		(.06)	.01	.19
Net realized and unrealized gain (loss)		--	(1.03)	(7.40)
Total from investment operations		(.06)	(1.02)	(7.21)
Distributions from
Net investment income		--	(.19)	(.06)
Net realized gain		--	(.03)	(1.93)
Total distributions		--	(.22)	(1.99)
Total increase (decrease) in net asset value		(0.06)	(1.24)	(9.20)
Net asset value, ending		$12.01	$12.07	$13.31

Total return*		(.50%)	(7.16%)	(34.86%)
Ratios to average net assets:A
Net investment income (loss)		(.98%) (a)	.07%	1.01%
Total expenses		2.72% (a)	2.79%	2.47%
Expenses before offsets		2.69% (a)	2.79%	2.45%
Net expenses		2.69% (a)	2.79%	2.45%
Portfolio turnover		113%	135%	100%
Net assets, ending (in thousands)		$23,267	$24,107	$31,475

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2007	2006	2005
Net asset value, beginning		$21.34	$18.18	$14.91
Income from investment operations
Net investment income		.13	.13	.15
Net realized and unrealized gain (loss)		3.99	3.06	3.12
Total from investment operations	.	4.12	3.19	3.27
Distributions from
Net investment income		(.02)	(.03)	--
Net realized gain		(2.93)	--	--
Total distributions		(2.95)	(.03)	--
Total increase (decrease) in net asset value		1.17	3.16	3.27
Net asset value, ending		$22.51	$21.34	$18.18

Total return*		20.81%	17.55%	21.93%
Ratios to average net assets:A
Net investment income		.31%	.38%	.38%
Total expenses		2.43%	2.57%	2.75%
Expenses before offsets		2.41%	2.56%	2.75%
Net expenses		2.40%	2.55%	2.74%
Portfolio turnover		82%	120%	49%
Net assets, ending (in thousands)		$50,790	$32,723	$22,856

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$14.79	$16.37	$27.15
Income from investment operations
Net investment income	.05	.22	.48
Net realized and unrealized gain (loss)	--	(1.29)	(8.96)
Total from investment operations	.05	(1.07)	(8.48)
Distributions from
Net investment income	(.24)	(.48)	(.37)
Net realized gain	--	(.03)	(1.93)
Total distributions	(.24)	(.51)	(2.30)
Total increase (decrease) in net asset value	(0.19)	(1.58)	(10.78)
Net asset value, ending	$14.60	$14.79	$16.37

Total return*	.33%	(5.59%)	(33.84%)
Ratios to average net assets:A
Net investment income	.63% (a)	1.80%	2.47%
Total expenses	1.09% (a)	1.08%	1.00%
Expenses before offsets	1.06% (a)	1.07%	.98%
Net expenses	1.06% (a)	1.07%	.97%
Portfolio turnover	113%	135%	100%
Net assets, ending (in thousands)	$92,711	$107,456	$118,033

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$25.16	$21.32	$17.45
Income from investment operations
Net investment income	.34	.37	.27
Net realized and unrealized gain (loss)	4.93	3.72	3.88
Total from investment operations	5.27	4.09	4.15
Distributions from
Net investment income	(.35)	(.25)	(.28)
Net realized gain	(2.93)	--	--
Total distributions	(3.28)	(.25)	(.28)
Total increase (decrease) in net asset value	1.99	3.84	3.87
Net asset value, ending	$27.15	$25.16	$21.32

Total return*	22.49%	19.35%	23.92%
Ratios to average net assets:A
Net investment income	1.74%	1.84%	2.04%
Total expenses	.98%	1.07%	1.17%
Expenses before offsets	.96%	1.06%	1.11%
Net expenses	.96%	1.05%	1.10%
Portfolio turnover	82%	120%	49%
Net assets, ending (in thousands)	$181,672	$124,197	$89,974

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class Y Shares	2010 (z)	2009# (z)
Net asset value, beginning	$14.34	$11.45
Income from investment operations
Net investment income	.03	.17
Net realized and unrealized gain (loss)	(.01)	2.76
Total from investment operations	.02	2.93
Distributions from
Net investment income	(.06)	(.01)
Net realized gain	--	(.03)
Total distributions	(.06)	(.04)
Total increase (decrease) in net asset value	(0.04)	2.89
Net asset value, ending	$14.30	$14.34

Total return*	.12%	25.75%
Ratios to average net assets:A
Net investment income	.38% (a)	1.52% (a)
Total expenses	2.36% (a)	5.91% (a)
Expenses before offsets	1.39% (a)	1.39% (a)
Net expenses	1.39% (a)	1.39% (a)
Portfolio turnover	113%	100%
Net assets, ending (in thousands)	$1,174	$702

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z)  Per share figures are calculated using the Average Share Method.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution is less than $0.01 per share.

# From October 31, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the initial approval of the Investment Subadvisory Agreement between the Advisor and each of Thornburg Investment Management, Inc. and Martin Currie, Inc. (each a "Subadvisor") with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the initial approval of each Investment Subadvisory Agreement with the applicable Subadvisor. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and the initial approval of each Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Fund's former Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicates that the Fund's performance was below the median of its peer group for the one-, three- and five-year periods ended June 30, 2009. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance, including the fact that the Advisor and two new subadvisors would be assuming day-to-day management of the Fund as of December 11, 2009. The Board noted the Advisor's continued monitoring of the Fund's performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. In addition, the Board considered comparative fee information. The Board also noted that the Advisor paid the subadvisory fees to the Subadvisors. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating each of the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by the Subadvisors relating to their respective operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisors provided biographical information on portfolio management and other professional staff, performance information for themselves, and descriptions of their respective investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Advisor and each of the Subadvisors based on a number of factors relating to each Subadvisor's ability to perform under the respective Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by each Subadvisor under the respective Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisor. The Board took into account the performance of other funds managed by each of the Subadvisors.

In considering the estimated cost of services to be provided by each Subadvisor and the anticipated level of profitability to each Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fees under each Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate each Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered comparative fee information. The Board took into account that both Subadvisors had agreed to waive their fees from December 11, 2009 through February 9, 2010. The Board noted that the advisory fee paid to the Advisor would not change as a result of the change in Subadvisors and that the Advisor had agreed to voluntarily limit the Fund's expenses to the level in effect at the time the Advisor assumed responsibility for managing a portion of the Fund's assets. Based upon its review, the Board determined that the subadvisory fees were reasonable. Because the Advisor pays the Subadvisors' subadvisory fees and the subadvisory fees were negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisors and the profitability to the Subadvisors of their relationships with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that Martin Currie, Inc.'s subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In initially approving each Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and each Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor and each Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) the Advisor and each Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and proposed subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and each Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the initial approval of each Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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Calvert World Values International Equity fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert Capital Accumulation Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
29	Financial Highlights
34	Explanation of Financial Tables
36	Proxy Voting and Availability of Quarterly Portfolio Holdings
36	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Po rtfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Management Discussion

Michelle Clayman

Nathaniel Paull
of New Amsterdam Partners LLC

Performance

Calvert Capital Accumulation Fund Class A shares (at NAV) returned 17.96% for the six-month period ended March 31, 2010 compared with 14.88% for the benchmark Russell Mid Cap Growth Index. The Fund's relative outperformance was largely due to strong stock selection.

Investment Climate

The U.S. economy continued to expand in the fourth quarter of 2009 with economic output, as measured by gross domestic product (GDP), up 5.6%. Inventory destocking appears to have ended and the first signs of inventory rebuilding appeared in March, with new orders up and production increasing. U.S. productivity remained high, which has led corporations to post profit gains of more than 30% during the period.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	17.96%	54.23%
Class B	17.35%	52.57%
Class C	17.51%	53.03%
Class I	18.50%	55.76%
Russell Midcap Growth Index	14.88%	63.00%
Lipper Mid-Cap Growth Funds Avg.	13.35%	56.57%

Ten Largest Stock Holdings
	% of Net Assets
Lincare Holdings, Inc.	3.6%
Bucyrus International, Inc.	3.2%
Deckers Outdoor Corp.	3.2%
Itron, Inc.	3.1%
Sybase, Inc.	3.0%
FMC Technologies, Inc.	3.0%
Dionex Corp.	2.9%
Affiliated Managers Group, Inc.	2.9%
Hospira, Inc.	2.8%
Amphenol Corp.	2.7%
Total	30.4%

Economic Sectors	% of total investments
Consumer Discretionary	20.5%
Consumer Staples	4.6%
Energy	6.5%
Financials	8.3%
Health Care	16.4%
Industrials	9.2%
Information Technology	21.0%
Materials	4.3%
Telecommunication Services	2.3%
Time Deposit	2.6%
Utilities	4.3%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

However, the unemployment rate has stayed alarmingly high at 9.7% as of March, although the economy has started to post modest net job gains. While the employment situation and troubled housing market continue to pressure consumer incomes, personal consumption expenditures have risen 3.4% year-over-year1 (admittedly, from very depressed levels).

Good news on the economic front propelled the stock market higher, with returns for the period of 15.10% for the Russell Mid Cap Index and 12.11% for large-cap stocks as represented by the Russell 1000 Index. Among mid-caps, value topped growth, with returns of 15.32% for the Russell Mid Cap Value Index and 14.88% for the Russell Mid Cap Growth Index.

Portfolio Strategy

Over the past six months, we sold 10 stocks and purchased 10 new stocks. The net result trimmed our exposure to the Industrials sector and boosted our allocation to Consumer Discretionary. At the end of the period, the Fund was overweight Health Care and Consumer Discretionary and underweight Industrials and Information Technology.

Portfolio Transactions

We reduced our Industrials exposure with the sales of Brink's, Ryder System, General Cable, and Valmont Industries, while only purchasing global outsourcing company Towers Watson. We built up our allocation to the Consumer Discretionary sector with the additions of retailer Dollar Tree, apparel company Phillips-Van Heusen, and container manufacturer Tupperware, while selling Whirlpool.

In Health Care, we sold Endo Pharmaceuticals and bought diagnostics provider Lab Corp and drug wholesaler AmerisourceBergen. We sold Ansys, Dolby Laboratories, and Global Payments in Information Technology while buying Syntel, National Semiconductor, Hittite Microwave, and Fidelity National Information Services. Finally, we consolidated our telecommunications services holdings with the sale of CenturyTel.

Key Performance Factors

Our outperformance over the past six months was largely due to strong stock selection. Sector selection had a neutral effect on the Fund's relative performance as our overweights to Health Care and Consumer Discretionary added value, while our overweight to Utilities detracted from performance.

Stock picks in Health Care, Industrials, and Information Technology added the most value. HealthSpring and Lincare Holdings both rose more than 43.0%2 on strong earnings and impending health care reform legislation. Industrials holding Bucyrus International soared 85.4% on rising commodity costs and positive market reaction to an announced acquisition. Dolby Laboratories (up 37.3%), in Information Technology, rose thanks to strong earnings driven in part by the success of recent 3-D film releases.

Also, Consumer Discretionary stock Deckers Outdoor gained 62.6% on solid earnings and

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	46.90%
Five year	0.27%
Ten year	-1.03%
Class B Shares
One year	47.57%
Five year	0.10%
Ten year	-1.45%
Class C Shares
One year	52.03%
Five year	0.46%
Ten year	-1.34%

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares*
One year	55.76%
Five year	2.14%
Ten year	0.44%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.88%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

a robust outlook for 2010. And in Telecommunications, NII Holdings climbed 39% as Latin American economies continued to experience robust growth.

However, our stock picking was weak in Materials. Praxair edged up 2.7% but underperformed its sector due to an earnings miss. Wright Express (up 2.1%) lagged its Information Technology peers because of weak transaction volumes. Industrials holding EMCOR Group lost 2.7% on disappointing revenues. In Consumer Discretionary, GameStop fell 17.2% amid an increasingly competitive video game market, and ITT Educational Services inched up 1.9% as concerns about regulatory reform and slowing enrollments took their toll.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Market Outlook

We expect the economy to continue to expand in 2010, with further GDP growth of 2.5% to 3%. In the near term, the Industrials sector should drive growth as companies rebuild inventories. Inflation, in the near term, appears muted.

In the longer term, the economy faces challenges from constraining budget deficits at the state, local, and federal government levels. Hard choices need to be made between spending and deficit reduction, and if deficits aren't curtailed or are monetized, inflation is likely to raise its head down the road. Defaults at the state and local government level would severely impact confidence, and any rumors about downgrades of U.S. debt would unnerve the markets. However, job creation will remain a major concern and might prevent tightening of budgets.

We expect stock market gains to continue for the balance of 2010, with an increase of another 5% to 7% possible, primarily fueled by a continued upward trend in earnings. In fact, we believe corporate profits are likely to increase 30% to 35% for the full year. However, the market could be derailed by a number of things--such as a lack of political will to deal with budget deficits, a downturn in the Leading Economic Indicators (which have been in expansionary mode), continued turmoil in real estate markets, and geopolitical unrest.

After the dramatic events of the past two years, the stock market appears to have refocused on company fundamentals. In this environment, we expect companies with solid earnings and cash flow to be rewarded. The latter will allow companies to continue to shore up their balance sheets, reinvest in growth, and also return value to shareholders via increased dividends and share buybacks. We feel this environment is one in which our growth at a reasonable price strategy is likely to prosper.

April 2010

1. Source: Bureau of Economic Affairs (BEA) for the 12-month period ended February 28, 2010.

2. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Brink's 0%, Ryder System 0%, General Cable 0%, Valmont Industries 0%, Towers Watson 0.87%, Dollar Tree 2.23%, Phillips-Van Heusen 1.56%, Tupperware 1.74%,Whirlpool 0%, Endo Pharmaceuticals 0%, Lab Corp 1.34%, AmerisourceBergen 1.63%, Ansys 0%, Dolby Laboratories 0%, Global Payments 0%, Syntel 2.13%, National Semiconductor 2.45%, Hittite Microwave 0.65%, Fidelity National 2.23%, CenturyTel 0%, HealthSpring 2.10%, Lincare Holdings 3.60%, Bucyrus 3.22%, Deckers Outdoors 3.20%, NII Holdings 2.25%, Praxair 2.37%, Wright Express 2.26%, EMCOR Group 0.80%, GameStop 1.62%, and ITT Educational Services 2.24%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,180.20	$9.71
Hypothetical	$1,000.00	$1,016.02	$8.98
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,174.10	$15.50
Hypothetical	$1,000.00	$1,010.67	$14.34
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,175.70	$14.01
Hypothetical	$1,000.00	$1,012.06	$12.95
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,185.50	$4.69
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.79%, 2.86%, 2.58% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
Equity Securities - 95.8%	Shares	Value
Capital Markets - 2.9%
Affiliated Managers Group, Inc.*	37,900	$2,994,100

Chemicals - 2.4%
Praxair, Inc.	29,500	2,448,500

Construction & Engineering - 0.8%
EMCOR Group, Inc.*	33,500	825,105

Diversified Consumer Services - 2.2%
ITT Educational Services, Inc.*	20,600	2,317,088

Diversified Financial Services - 2.1%
IntercontinentalExchange, Inc.*	19,600	2,198,728

Electronic Equipment & Instruments - 5.8%
Amphenol Corp.	64,900	2,738,131
Itron, Inc.*	44,500	3,229,365
		5,967,496
Energy Equipment & Services - 4.5%
FMC Technologies, Inc.*	48,200	3,115,166
Superior Energy Services, Inc.*	74,900	1,574,398
		4,689,564
Food Products - 2.2%
J.M. Smucker Co.	37,400	2,253,724

Gas Utilities - 4.3%
Energen Corp.	41,600	1,935,648
Questar Corp.	57,300	2,475,360
		4,411,008
Health Care Equipment & Supplies - 4.8%
Hospira, Inc.*	51,000	2,889,150
Kinetic Concepts, Inc.*	44,500	2,127,545
		5,016,695
Health Care Providers & Services - 8.7%
AmerisourceBergen Corp.	58,300	1,686,036
HealthSpring, Inc.*	123,200	2,168,320
Laboratory Corp. of America Holdings*	18,300	1,385,493
Lincare Holdings, Inc.*	82,900	3,720,552
		8,960,401

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 2.3%
Brinker International, Inc.	123,200	$2,375,296

Household Durables - 1.7%
Tupperware Brands Corp.	37,400	1,803,428

Household Products - 2.5%
Church & Dwight Co., Inc.	38,000	2,544,100

IT Services - 6.6%
Fidelity National Information Services, Inc.	98,500	2,308,840
Syntel, Inc.	57,200	2,200,484
Wright Express Corp.*	77,600	2,337,312
		6,846,636
Leisure Equipment & Products - 1.4%
Polaris Industries, Inc.	28,000	1,432,480

Life Sciences - Tools & Services - 5.4%
Dionex Corp.*	40,300	3,013,634
Mettler-Toledo International, Inc.*	23,200	2,533,440
		5,547,074
Machinery - 5.2%
Bucyrus International, Inc.	50,500	3,332,495
SPX Corp.	30,500	2,022,760
		5,355,255
Metals & Mining - 1.9%
Reliance Steel & Aluminum Co.	41,000	2,018,430

Multiline Retail - 3.8%
Dollar Tree, Inc.*	38,900	2,303,658
Nordstrom, Inc.	40,400	1,650,340
		3,953,998
Oil, Gas & Consumable Fuels - 1.9%
Denbury Resources, Inc.*	117,400	1,980,538

Professional Services - 0.9%
Towers Watson & Co.	18,900	897,750

Semiconductors & Semiconductor Equipment - 3.1%
Hittite Microwave Corp.*	15,300	672,741
National Semiconductor Corp.	175,600	2,537,420
		3,210,161

Equity Securities - Cont'd	Shares	Value
Software - 3.0%
Sybase, Inc.*	67,600	$3,151,512

Specialty Retail - 4.2%
GameStop Corp.*	76,300	1,671,733
Ross Stores, Inc.	50,400	2,694,888
		4,366,621
Textiles, Apparel & Luxury Goods - 4.8%
Deckers Outdoor Corp.*	24,000	3,312,000
Phillips-Van Heusen Corp.	28,100	1,611,816
		4,923,816
Thrifts & Mortgage Finance - 1.9%
Hudson City Bancorp, Inc.	139,700	1,978,152

Trading Companies & Distributors - 2.3%
WESCO International, Inc.*	68,400	2,374,164

Wireless Telecommunication Services - 2.2%
NII Holdings, Inc.*	56,000	2,332,960

Total Equity Securities (Cost $78,859,852)		99,174,780

	Principal
High Social Impact Investments - 1.4%	Amount
Calvert Social Investment Foundation Notes, 1.76%,
7/1/11 (b)(i)(r)	$1,419,488	1,396,450

Total High Social Impact Investments (Cost $1,419,488)		1,396,450

Time Deposit - 2.6%
State Street Corp. Time Deposit, 0.01%, 4/1/10	2,685,937	2,685,937

Total Time Deposit (Cost $2,685,937)		2,685,937

TOTAL INVESTMENTS (Cost $82,965,277) - 99.8%		103,257,167
Other assets and liabilities, net - 0.2%		228,422
Net Assets - 100%		$103,485,589

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,374,285 shares outstanding		$77,284,645
Class B: 224,595 shares outstanding		6,834,191
Class C: 450,450 shares outstanding		9,492,324
Class I: 255,449 shares outstanding		5,879,504
Undistributed net investment income (loss)		(547,685)
Accumulated net realized gain (loss) on investments		(15,749,280)
Net unrealized appreciation (depreciation) on investments		20,291,890

Net Assets		$103,485,589

Net Asset Value Per Share:
Class A (based on net assets of $82,430,320)		$24.43
Class B (based on net assets of $4,875,265)		$21.71
Class C (based on net assets of $9,552,546)		$21.21
Class I (based on net assets of $6,627,458)		$25.94

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 1.76%, 7/1/11	7/1/08	$1,419,488

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 1.4% of the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Dividend income	$321,198
Interest income	12,557
Total investment income	333,755

Expenses:
Investment advisory fee	307,099
Transfer agency fees and expenses	164,990
Administrative fees	114,320
Distribution Plan expenses:
Class A	132,792
Class B	24,124
Class C	43,629
Directors' fees and expenses	5,624
Custodian fees	12,793
Registration fees	22,055
Reports to shareholders	43,913
Professional fees	12,447
Miscellaneous	5,475
Total expenses	889,261
Reimbursement from Advisor:
Class I	(7,693)
Fees paid indirectly	(128)
Net expenses	881,440

Net Investment Income (Loss)	(547,685)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,754,646
Change in unrealized appreciation or (depreciation)	12,577,859

Net Realized and Unrealized Gain
(Loss) on Investments	16,332,505

Increase (Decrease) in Net Assets
Resulting From Operations	$15,784,820

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income (loss)	($547,685)	($811,224)
Net realized gain (loss)	3,754,646	(13,562,431)
Change in unrealized appreciation
or (depreciation)	12,577,859	2,549,748

Increase (Decrease) in Net Assets
Resulting From Operations	15,784,820	(11,823,907)

Capital share transactions:
Shares sold:
Class A Shares	4,929,924	10,271,700
Class B Shares	190,101	340,561
Class C Shares	360,401	582,113
Class I Shares	2,293,065	861,998
Redemption fees:
Class A Shares	29	11,208
Class B Shares	--	89
Class C Shares	5	82
Shares redeemed:
Class A Shares	(7,513,520)	(14,039,663)
Class B Shares	(885,883)	(2,151,260)
Class C Shares	(520,416)	(1,290,548)
Class I Shares	(359,015)	(379,390)
Total capital share transactions	(1,505,309)	(5,793,110)

Total Increase (Decrease) in Net Assets	14,279,511	(17,617,017)

Net Assets
Beginning of period	89,206,078	106,823,095
End of period (including net investment loss of
$547,685 and $0, respectively)	$103,485,589	$89,206,078

See notes to financial statements.

Statements of Changes in Net Assets
Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A Shares	222,080	590,092
Class B Shares	9,429	22,798
Class C Shares	18,396	38,543
Class I Shares	95,314	47,056
Shares redeemed:
Class A Shares	(339,151)	(803,556)
Class B Shares	(43,978)	(139,206)
Class C Shares	(27,128)	(86,788)
Class I Shares	(15,190)	(20,223)
Total capital share activity	(80,228)	(351,284)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010 securities valued at $1,396,450, or 1.4% of net assets, were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$99,174,780	-	--	$99,174,780
Other debt obligations	--	$2,685,937	$1,396,450	4,082,387
TOTAL	$99,174,780	$2,685,937	$1,396,450**	$103,257,167

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.4% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $56,756 was payable at period end. In addition, $41,387 was payable at period end for operating expenses paid by the Advisor during March 31, 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $21,011 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% -annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .35%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $36,586 was payable at period end.

The Distributor received $12,957 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $42,692 for the six months ended March 31, 2010. Under the terms of the agreement, $7,163 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chairs and Committee chairs and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $20,425,995 and $24,453,450, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $84,340,264. Net unrealized appreciation aggregated $18,916,903, of which $21,017,665 related to appreciated securities and $2,100,762 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $372,018 and $6,150,178 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2016 and September 2017, respectively.

The Fund intends to elect to defer net capital losses of $11,595,798 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2010.

Note E - Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$20.71	$23.00	$28.11
Income from investment operations
Net investment income (loss)	(.12)	(.17)	(.21)
Net realized and unrealized gain (loss)	3.84	(2.12)	(4.49)
Total from investment operations	3.72	(2.29)	(4.70)
Distributions from
Net realized gain	--	--	(.41)
Total distributions	--	--	(.41)
Total increase (decrease) in net asset value	3.72	(2.29)	(5.11)
Net asset value, ending	$24.43	$20.71	$23.00

Total return*	17.96%	(9.96%)	(16.97%)
Ratios to average net assets:A
Net investment income (loss)	(1.08%) (a)	(.92%)	(.79%)
Total expenses	1.79% (a)	1.88%	1.66%
Expenses before offsets	1.79% (a)	1.88%	1.66%
Net expenses	1.79% (a)	1.88%	1.65%
Portfolio turnover	22%	72%	49%
Net assets, ending (in thousands)	$82,430	$72,289	$85,195

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007(z)	2006	2005
Net asset value, beginning	$24.02	$23.42	$21.60
Income from investment operations
Net investment income (loss)	(.26)	(.27)	(.31)
Net realized and unrealized gain (loss)	4.35	.87	2.13
Total from investment operations	4.09	.60	1.82
Total increase (decrease) in net asset value	4.09	.60	1.82
Net asset value, ending	$28.11	$24.02	$23.42

Total return*	17.03%	2.56%	8.43%
Ratios to average net assets:A
Net investment income (loss)	(.98%)	(1.05%)	(1.26%)
Total expenses	1.66%	1.71%	1.68%
Expenses before offsets	1.66%	1.71%	1.68%
Net expenses	1.64%	1.69%	1.68%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$107,976	$103,499	$110,970

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$18.50	$20.78	$25.66
Income from investment operations
Net investment income (loss)	(.23)	(.39)	(.47)
Net realized and unrealized gain (loss)	3.44	(1.89)	(4.00)
Total from investment operations	3.21	(2.28)	(4.47)
Distributions from
Net realized gain	--	--	(.41)
Total distributions	--	--	(.41)
Total increase (decrease) in net asset value	3.21	(2.28)	(4.88)
Net asset value, ending	$21.71	$18.50	$20.78

Total return*	17.35%	(10.97%)	(17.70%)
Ratios to average net assets:A
Net investment income (loss)	(2.15%) (a)	(2.04%)	(1.73%)
Total expenses	2.86% (a)	2.99%	2.57%
Expenses before offsets	2.86% (a)	2.99%	2.57%
Net expenses	2.86% (a)	2.99%	2.56%
Portfolio turnover	22%	72%	49%
Net assets, ending (in thousands)	$4,875	$4,793	$7,803

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006	2005
Net asset value, beginning	$22.13	$21.76	$20.24
Income from investment operations
Net investment income (loss)	(.45)	(.49)	(.49)
Net realized and unrealized gain (loss)	3.98	.86	2.01
Total from investment operations	3.53	.37	1.52
Total increase (decrease) in net asset value	3.53	.37	1.52
Net asset value, ending	$25.66	$22.13	$21.76

Total return*	15.95%	1.70%	7.51%
Ratios to average net assets:A
Net investment income (loss)	(1.86%)	(1.91%)	(2.12%)
Total expenses	2.54%	2.57%	2.54%
Expenses before offsets	2.54%	2.57%	2.54%
Net expenses	2.52%	2.55%	2.53%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$11,613	$13,752	$16,503

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$18.05	$20.20	$24.93
Income from investment operations
Net investment income (loss)	(.18)	(.28)	(.38)
Net realized and unrealized gain (loss)	3.34	(1.87)	(3.94)
Total from investment operations	3.16	(2.15)	(4.32)
Distributions from
Net realized gain	--	--	(.41)
Total distributions	--	--	(.41)
Total increase (decrease) in net asset value	3.16	(2.15)	(4.73)
Net asset value, ending	$21.21	$18.05	$20.20

Total return*	17.51%	(10.64%)	(17.62%)
Ratios to average net assets:A
Net investment income (loss)	(1.87%) (a)	(1.75%)	(1.57%)
Total expenses	2.58% (a)	2.71%	2.42%
Expenses before offsets	2.58% (a)	2.71%	2.42%
Net expenses	2.58% (a)	2.70%	2.42%
Portfolio turnover	22%	72%	49%
Net assets, ending (in thousands)	$9,553	$8,287	$10,252

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006	2005
Net asset value, beginning	$21.47	$21.10	$19.62
Income from investment operations
Net investment income (loss)	(.41)	(.42)	(.44)
Net realized and unrealized gain (loss)	3.87	.79	1.92
Total from investment operations	3.46	.37	1.48
Total increase (decrease) in net asset value	3.46	.37	1.48
Net asset value, ending	$24.93	$21.47	$21.10

Total return*	16.12%	1.75%	7.54%
Ratios to average net assets:A
Net investment income (loss)	(1.74%)	(1.84%)	(2.07%)
Total expenses	2.42%	2.49%	2.49%
Expenses before offsets	2.42%	2.49%	2.49%
Net expenses	2.41%	2.47%	2.49%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$13,275	$12,831	$14,038

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$21.89	$24.06	$29.16
Income from investment operations
Net investment income (loss)	(.02)	.02	**
Net realized and unrealized gain (loss)	4.07	(2.19)	(4.69)
Total from investment operations	4.05	(2.17)	(4.69)
Distributions from
Net realized gain	--	--	(.41)
Total distributions	--	--	(.41)
Total increase (decrease) in net asset value	4.05	(2.17)	(5.10)
Net asset value, ending	$25.94	$21.89	$24.06

Total return*	18.50%	(9.02%)	(16.31%)
Ratios to average net assets:A
Net investment income (loss)	(.16%) (a)	.10%	.01%
Total expenses	1.16% (a)	1.28%	1.18%
Expenses before offsets	.86% (a)	.86%	.87%
Net expenses	.86% (a)	.86%	.86%
Portfolio turnover	22%	72%	49%
Net assets, ending (in thousands)	$6,627	$3,837	$3,573

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$24.73	$23.89	$21.85
Income from investment operations
Net investment income (loss)	(.05)	(.02)	(.06)
Net realized and unrealized gain (loss)	4.48	.86	2.10
Total from investment operations	4.43	.84	2.04
Total increase (decrease) in net asset value	4.43	.84	2.04
Net asset value, ending	$29.16	$24.73	$23.89

Total return*	17.91%	3.52%	9.34%
Ratios to average net assets:A
Net investment income (loss)	(0.19%)	(0.20%)	(0.43%)
Total expenses	1.14%	1.90%	1.28%
Expenses before offsets	.87%	.88%	.87%
Net expenses	.86%	.86%	.86%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$4,311	$3,273	$2,596

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was below the median of its peer group for the one, three- and five-year periods ended June 30, 2009. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board considered the Advisor's continued monitoring of the Fund's performance. The Board noted that the Fund's performance prior to September 2005 was attributable to the Fund's previous subadvisor. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered comparative fee information. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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

Calvert International Opportunities Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
29	Financial Highlights
33	Explanation of Financial Tables
35	Proxy Voting and Availability of Quarterly Portfolio Holdings
35	Basis of Board's Approval for Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Po rtfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Management Discussion

Sophie Horsfall
of F&C Management Limited

Investment Performance

Calvert International Opportunities Fund Class A shares (at NAV) returned 5.35% for the six-month period ended March 31, 2010, outperforming the benchmark MSCI Europe, Australasia, Far East Small to MidCap Index (MSCI EAFE SMID), which returned 3.21% for the period. Stock selection made a positive contribution to the Fund's performance relative to the Index.

Investment Climate

Over the six-month period, global equity markets overcame a bout of heightened risk aversion to post healthy gains. Fears that Greece and other nations on the outskirts of the euro-zone would default on their debt pushed markets lower. But confidence recovered as fundamental data suggested that the economic recovery was gaining traction in the developed economies. Toward the end of the reporting period, the European Union and International Monetary Fund announced a 22 billion euro bailout for Greece--a deal which helped the euro strengthen against the U.S. dollar.

U.S. equities posted gains as a strong fourth-quarter earnings season--fueled by both cost-cutting and top-line growth--helped the recovery gain momentum. Markets faded in February before recovering again. On the

International Opportunities
Fund Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	5.35%	56.99%
Class C	4.87%	55.79%
Class I	5.56%	57.64%
Class Y	5.45%	57.50%
MSCI EAFE SMID	3.21%	63.12%
S&P Developed BMI ex-U.S. SmallCap Index	4.80%	69.53%
Lipper International Small/Mid-Cap Core Funds Average	6.07%	68.76%

Economic Sectors	% of Total Investments
Consumer Discretionary	24.5%
Consumer Staples	10.6%
Energy	1.8%
Financials	11.2%
Health Care	6.5%
Industrials	21.4%
Information Technology	7.3%
Materials	6.7%
Time Deposit	3.8%
Utilities	6.2%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

political front, President Obama's $3.8 trillion budget plan for 2011 would increase spending for job creation but also make cuts in other areas. The Obama Administration was also successful in finally enacting health care reform, which boosted many medical stocks.

Equity markets in the Asia-Pacific region also rallied as rising demand for commodities and infrastructure products drove gains for Australian mining companies. Emerging market equities lost a degree of momentum as possible sovereign debt defaults in Europe tempered investors' risk appetite. The prospect of the Chinese authorities tightening monetary policy, along with mounting fears that the pace of economic growth would slow and temper China's demand for imports, also dampened sentiment.

Portfolio Strategy

Stock selection drove the bulk of the Fund's outperformance, with its regional and sector allocation producing largely neutral effects on relative performance. Currency values also had a positive impact on performance--mainly due to our overweight position in the U.S.

Stock selection was particularly positive in Japan and the emerging markets--especially Mexico, Asia, and most notably, Australia. However, stock selection in the United Kingdom and Europe had a negative impact. On the sector level, the underweight position in Financials and overweight to Health Care were both positive. Overall, our stock picking was strong in defensive areas such as Utilities and Consumer Staples, and especially strong in Health Care.

At the stock level, Mexico-based sustainable microfinance stock Banco Compartamos continued to perform very well. In Japan, Shiseido posted strong results after announcing the acquisition of Bare Escentuals. Polycom benefited from speculation that the company was in talks with Apax over a possible $3 billion takeover deal. Arrow Energy, the largest owner of gas assets in Australia, also made a positive contribution to Fund performance after its decision to endorse a takeout bid.

On the negative side, Greece's Alpha Bank fell 43.5% over the period. Given the financial turmoil in Greece, we sold the position. Our position in Gamesa also hurt performance amid concerns about Spanish growth and a lackluster outlook for the wind sector.

International Opportunities
Fund Statistics

March 31, 2010
Ten Largest Stock Holdings	% of Net Assets
Vallourec SA	2.7%
Informa plc	2.7%
FLSmidth & Co. A/S	2.6%
Ricoh Co. Ltd.	2.5%
Shiseido Co. Ltd.	2.3%
Adidas AG	2.3%
Hyflux Ltd.	2.3%
FirstGroup plc	2.3%
ASX Ltd.	2.2%
Accor SA	2.1%
Total	24.0%

International Opportunities
Fund Statistics

March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	49.56%
Since inception	-8.89%
(5/31/07)

Class C Shares
One year	54.79%
Since inception	-7.86%
(7/31/07)

International Opportunities
Fund Statistics

March 31, 2010
Average Annual Total Returns
Class I Shares
One year	57.64%
Since inception	-6.88%
(5/31/07)
Class Y Shares*
One year	57.50%
Since inception	-7.21%
(5/31/07)

* Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 2.70%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Outlook

Going forward, we plan to continue our strategy of maintaining an overweight to cyclically exposed companies within Industrials while owning defensive growth stocks in areas such as healthcare services. The unprecedented amount of global fiscal and monetary stimulus triggered a meaningful improvement in the leading economic indicators throughout 2009, which in turn supports the argument for a synchronized global economic recovery in 2010.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

However, global equity markets have also appreciated strongly in anticipation of the better times ahead, and, as such, many stocks are already discounting an improved outlook. Therefore, stock selection will be even more crucial throughout the next year. Overall, we are targeting companies with reasonable valuations, solid long-term growth prospects, and operating leverage that is not already being discounted by the market.

April 2010

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Banco Compartamos 2.09%, Shiseido 2.35%, Bare Escentuals 0%, Polycom 0%, Tandberg 0%,Cisco 0%, Arrow Energy 0.91%, Alpha Bank 0%, and Gamesa 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,053.50	$8.50
Hypothetical	$1,000.00	$1,016.65	$8.35
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,048.70	$12.77
Hypothetical	$1,000.00	$1,012.47	$12.54
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,055.60	$6.15
Hypothetical	$1,000.00	$1,018.95	$6.04
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,054.50	$7.22
Hypothetical	$1,000.00	$1,017.90	$7.09
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.50%, 1.20% and 1.41% for Class A, Class C , Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
Equity Securities - 95.8%	Shares	Value
Australia - 10.5%
AMP Ltd.	66,353	$380,770
Arrow Energy NL*	64,214	296,091
ASX Ltd.	22,799	709,341
BlueScope Steel Ltd.*	203,166	541,965
QBE Insurance Group Ltd.	35,706	681,801
Ramsay Health Care Ltd.	28,638	365,434
Sims Metal Management Ltd.	21,658	430,036
		3,405,438
Brazil - 3.1%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)*	5,900	217,120
Diagnosticos da America SA	40,400	353,660
Itau Unibanco Banco Multiplo SA (ADR)	11,811	259,724
Tractebel Energia SA	16,200	181,722
		1,012,226
Canada - 1.5%
Shoppers Drug Mart Corp.	11,399	489,787
Denmark - 2.6%
FLSmidth & Co. A/S	12,100	840,630

Finland - 0.9%
Lassila & Tikanoja Oyj*	14,030	293,362

France - 13.5%
Accor SA	12,438	689,045
Cap Gemini SA	12,612	622,095
Cie Generale d'Optique Essilor International SA	6,020	384,874
Nexans SA	7,338	626,344
PPR SA	3,840	511,933
Publicis Groupe	15,432	661,218
Vallourec SA	4,405	889,493
		4,385,002
Germany - 3.9%
Adidas AG	14,121	756,306
Rhoen Klinikum AG	12,063	309,173
SMA Solar Technology AG	1,602	196,629
		1,262,108
Japan - 21.2%
Asahi Glass Co. Ltd.	38,000	428,415
Benesse Corp.	14,200	615,739
Daiwa House Industry Co. Ltd.*	19,000	214,615
FamilyMart Co. Ltd.	15,400	490,525
Kubota Corp.	59,000	538,201
Nikon Corp.	30,800	673,049

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
NTT Data Corp.	86	$286,820
Ricoh Co. Ltd.	51,000	797,216
Sharp Corp.	24,000	300,386
Shimano, Inc.	14,500	641,943
Shiseido Co. Ltd.	35,000	760,707
Sumitomo Chemical Co. Ltd.*	84,000	411,006
USS Co. Ltd.	4,410	299,823
Yamada Denki Co. Ltd.*	5,600	413,705
		6,872,150
Luxembourg - 2.0%
Oriflame Cosmetics SA	10,300	643,370

Mexico - 3.3%
Banco Compartamos SA de CV	119,788	678,675
Urbi Desarrollos Urbanos SA de CV*	165,211	383,353
		1,062,028
Netherlands - 2.5%
QIAGEN NV*	6,372	146,939
TNT NV	22,904	657,655
		804,594
New Zealand - 0.4%
Contact Energy Ltd.*	27,622	125,453

Norway - 2.8%
ProSafe SE	56,080	294,408
Tomra Systems ASA	128,200	627,923
		922,331
Philippines - 0.6%
Manila Water Co., Inc.	549,000	191,342

Singapore - 3.6%
ComfortDelgro Corp. Ltd.	389,000	433,783
Hyflux Ltd.	305,000	741,270
		1,175,053
Spain - 1.3%
Ebro Puleva SA	22,362	412,385

Sweden - 1.7%
Svenska Cellulosa AB, Series B	39,728	561,378

Switzerland - 0.5%
Adecco SA	2,843	161,605

Equity Securities - Cont'd	Shares	Value
United Kingdom - 12.8%
Associated British Foods plc	42,663	$633,805
eaga plc	215,596	470,044
FirstGroup plc	134,640	733,858
Informa plc	146,750	862,917
Legal & General Group plc	274,276	366,657
Marks & Spencer Group plc	109,659	616,179
Severn Trent plc	25,707	466,404
		4,149,864

United States - 7.1%
Calgon Carbon Corp.*	12,491	213,846
DaVita, Inc.*	8,400	532,560
FTI Consulting, Inc.*	5,169	203,245
Informatica Corp.*	23,754	638,032
Moody's Corp.	11,204	333,319
Ormat Technologies, Inc.	3,204	90,161
Towers Watson & Co.	5,985	284,288
		2,295,451

Total Equity Securities (Cost $27,417,380)		31,065,557

	Principal
Time Deposit - 3.7%	Amount
State Street Corp. Time Deposit, 0.01%, 4/1/10	$1,213,336	1,213,336

Total Time Deposit (Cost $1,213,336)		1,213,336

TOTAL INVESTMENTS (Cost $28,630,716) - 99.5%		32,278,893
Other assets and liabilities, net - 0.5%		154,151
Net Assets - 100%		$32,433,044

Net Assets Consist of:
Paid-in capital applicable to the following shares outstanding of common stock with 250,000,000 shares of $.01 par value shares authorized:
Class A: 2,221,797 shares outstanding		$29,052,620
Class C: 125,910 shares outstanding		1,551,669
Class I: 339,214 shares outstanding		4,794,748
Class Y: 23,643 shares outstanding		231,467
Undistributed net investment income (loss)		(34,692)
Accumulated net realized gain (loss) on investments and foreign currency transactions		(6,810,382)
Net unrealized appreciation (depreciation) on investments, foreign currencies and
assets and liabilities denominated in foreign currencies		3,647,614
Net Assets		$32,433,044
Net Asset Value Per Share
Class A (based on net assets of $26,690,889)		$12.01
Class C (based on net assets of $1,491,164)		$11.84
Class I (based on net assets of $3,983,369)		$11.74
Class Y (based on net assets of $267,622)		$11.32

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $9,640)	$199,112
Interest income	78
Total investment income	199,190

Expenses:
Investment advisory fee	114,707
Transfer agency fees and expenses	45,315
Distribution Plan expenses:
Class A	29,609
Class C	5,502
Directors' fees and expenses	1,800
Administrative fees	46,475
Accounting fees	2,317
Custodian fees	38,790
Registration fees	22,275
Reports to shareholders	13,608
Professional fees	10,665
Miscellaneous	2,763
Total expenses	333,826
Reimbursement from Advisor:
Class A	(74,420)
Class C	(8,623)
Class I	(10,361)
Class Y	(6,431)
Fees paid indirectly	(109)
Net expenses	233,882

Net Investment Income (loss)	(34,692)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	480,103
Foreign currency transactions	(32,763)
447,340

Changes in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	1,154,897
Assets and liabilities denominated in foreign currencies	97
1,154,994

Net Realized and Unrealized Gain (Loss)	1,602,334

Increase (Decrease) in Net Assets
Resulting From Operations	$1,567,642

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income (loss)	($34,692)	$123,348
Net realized gain (loss)	447,340	(7,075,566)
Change in unrealized appreciation or (depreciation)	1,154,994	8,121,142

Increase (Decrease) in Net Assets
Resulting from Operations	1,567,642	1,168,924

Distributions to shareholders from:
Net investment income:
Class A shares	--	(87,441)
Class I shares	(64,681)	(72,687)
Class Y shares	(8,845)	--
Net realized gain:
Class A shares	--	(6,794)
Class C shares	--	(227)
Class I shares	--	(1,532)
Total distributions	(73,526)	(168,681)

Capital share transactions:
Shares sold:
Class A shares	6,087,470	9,603,294
Class C shares	663,600	312,777
Class I shares	321,106	960,798
Class Y shares	151,578	107,900
Reinvestment of distributions:
Class A shares	--	87,637
Class C shares	--	154
Class I shares	64,681	74,220
Class Y shares	8,845	--
Redemption fees:
Class A shares	32	1,918
Class C shares	--	495
Shares redeemed:
Class A shares	(2,012,196)	(5,951,385)
Class C shares	(58,402)	(143,120)
Class I shares	(256,538)	(912,018)
Class Y shares	(6,856)	(30,000)
Total capital share transactions	4,963,320	4,112,670

Total Increase (Decrease) in Net Assets	6,457,436	5,112,913

Net Assets
Beginning of period	25,975,608	20,862,695
End of period (including distribution in excess of net
investment income of $34,692 and undistributed net
investment income of $73,526, respectively)	$32,433,044	$25,975,608

See notes to financial statements.

Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A shares	525,546	1,083,297
Class C shares	58,090	34,401
Class I shares	28,266	108,850
Class Y shares	13,711	12,347
Reinvestment of distributions:
Class A shares	--	10,732
Class C shares	--	20
Class I shares	5,709	9,167
Class Y shares	810	--
Shares redeemed:
Class A shares	(173,947)	(676,505)
Class C shares	(5,109)	(15,911)
Class I shares	(22,712)	(95,222)
Class Y shares	(627)	(2,598)
Total capital share activity	429,737	468,578

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert International Opportunities Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$31,065,557	-	-	$31,065,557
Other debt obligations	-	$1,213,336	-	1,213,336
TOTAL	$31,065,557	$1,213,336	-	$32,278,893

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $21,731 was payable at period end. In addition, $4,905 was payable at period end for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, 1.20% for Class I, and 1.41% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class C, and Class Y shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $8,844 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $6,803 was payable at period end.

The Distributor received $8,915 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $6,836 for the six months ended March 31, 2010. Under the terms of the agreement, $1,292 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Directors fees are allocated to each of the Funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $10,626,845 and $6,580,898, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $28,930,737. Net unrealized appreciation aggregated $3,348,156, of which $4,147,138 related to appreciated securities and $798,982 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,330,630 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

The Fund intends to elect to defer net capital losses of $5,467,413 incurred from November 1, 2008 though September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2010.

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2010 (z)	2009 (z)
Net asset value, beginning	$11.40	$11.50
Income from investment operations
Net investment income	(.02)	.06
Net realized and unrealized gain (loss)	.63	(.10)
Total from investment operations	.61	(.04)
Distributions from
Net investment income	--	(.06)
Net realized gain	--	**
Total from distributions	--	(.06)
Total increase (decrease) in net asset value	.61	(.10)
Net asset value, ending	$12.01	$11.40

Total return*	5.35%	(.16%)
Ratios to average net assets: A
Net investment income	(.27%) (a)	.63%
Total expenses	2.29% (a)	2.70%
Expenses before offsets	1.66% (a)	1.67%
Net expenses	1.66% (a)	1.67%
Portfolio turnover	24%	98%
Net assets, ending (in thousands)	$26,691	$21,328

	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007# (z)
Net asset value, beginning	$15.32	$15.00
Income from investment operations
Net investment income	.17	.02
Net realized and unrealized gain (loss)	(3.99)	.30
Total from investment operations	(3.82)	.32
Total increase (decrease) in net asset value	(3.82)	.32
Net asset value, ending	$11.50	$15.32

Total return*	(24.93%)	2.13%
Ratios to average net assets: A
Net investment income	1.22%	.50% (a)
Total expenses	2.81%	7.82% (a)
Expenses before offsets	1.68%	1.74% (a)
Net expenses	1.66%	1.66% (a)
Portfolio turnover	29%	2%
Net assets, ending (in thousands)	$16,710	$5,678

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2010 (z)	2009 (z)
Net asset value, beginning	$11.29	$11.39
Income from investment operations
Net investment income (loss)	(.06)	(.02)
Net realized and unrealized gain (loss)	.61	(.08)
Total from investment operations	.55	(.10)
Distributions from
Net realized gain	--	**
Total from distributions	--	**
Total increase (decrease) in net asset value	.55	(.10)
Net asset value, ending	$11.84	$11.29

Total return*	4.87%	(0.82%)
Ratios to average net assets: A
Net investment income (loss)	(1.03%) (a)	(.19%)
Total expenses	4.07% (a)	5.38%
Expenses before offsets	2.50% (a)	2.51%
Net expenses	2.50% (a)	2.51%
Portfolio turnover	24%	98%
Net assets, ending (in thousands)	$1,491	$823

	Periods Ended
	September 30,	September 30,
Class C Shares	2008 (z)	2007 ##(z)
Net asset value, beginning	$15.30	$14.74
Income from investment operations
Net investment income (loss)	.09	.01
Net realized and unrealized gain (loss)	(4.00)	.55
Total from investment operations	(3.91)	.56
Total increase (decrease) in net asset value	(3.91)	.56
Net asset value, ending	$11.39	$15.30

Total return*	(25.56%)	3.80%
Ratios to average net assets: A
Net investment income (loss)		.67%
1.14% (a)
Total expenses	7.55%	66.65% (a)
Expenses before offsets	2.52%	2.58% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	29%	1%
Net assets, ending (in thousands)	$620	$140

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class I Shares	2010 (z)	2009 (z)
Net asset value, beginning	$11.32	$11.58
Income from investment operations
Net investment income	.01	.09
Net realized and unrealized gain (loss)	.61	(.14)
Total from investment operations	.62	(.05)
Distributions from
Net investment income	(.20)	(.21)
Net realized gain	--	**
Total from distributions	(.20)	(.21)
Total increase (decrease) in net asset value	.42	(.26)
Net asset value, ending	$11.74	$11.32

Total return*	5.56%	.26%
Ratios to average net assets: A
Net investment income	.16% (a)	1.03%
Total expenses	1.76% (a)	2.11%
Expenses before offsets	1.20% (a)	1.21%
Net expenses	1.20% (a)	1.21%
Portfolio turnover	24%	98%
Net assets, ending (in thousands)	$3,983	$3,712

	Periods Ended
	September 30,	September 30,
Class I Shares	2008 (z)	2007 #(z)
Net asset value, beginning	$15.35	$15.00
Income from investment operations
Net investment income	.25	.04
Net realized and unrealized gain (loss)	(4.02)	.31
Total from investment operations	(3.77)	.35
Total increase (decrease) in net asset value	(3.77)	.35
Net asset value, ending	$11.58	$15.35

Total return*	(24.56%)	2.33%
Ratios to average net assets: A
Net investment income	1.72%	.78% (a)
Total expenses	2.26%	7.47% (a)
Expenses before offsets	1.22%	1.28% (a)
Net expenses	1.20%	1.20% (a)
Portfolio turnover	29%	2%
Net assets, ending (in thousands)	$3,533	$3,075

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class Y Shares	2010 (z)	2009###(z)
Net asset value, beginning	$11.50	$8.67
Income from investment operations
Net investment income	.01	.13
Net realized and unrealized gain (loss)	.59	2.70
Total from investment operations	.60	2.83
Distributions from
Net investment income	(.78)	--
Net realized gain	--	**
Total from distributions	(.78)	**
Total increase (decrease) in net asset value	(.18)	2.83
Net asset value, ending	$11.32	$11.50

Total return*	5.45%	32.71%
Ratios to average net assets: A
Net investment income	.14% (a)	1.56% (a)
Total expenses	8.58% (a)	21.67% (a)
Expenses before offsets	1.41% (a)	1.42% (a)
Net expenses	1.41% (a)	1.41% (a)
Portfolio turnover	24%	90%
Net assets, ending (in thousands)	$268	$112

A  Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#   From May 31, 2007 inception.

##  From July 31, 2007 inception.

###  From October 31, 2008 inception.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**  Less than $0.01 per share.

(a)  Annualized.

(z)  Per share figures are calculated using the Average Shares Method.

See notes to financial statements

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicates that the Fund's performance was above the median of its peer group for the one-year period ended June 30, 2009. The data also indicated that the Fund underperformed its Lipper index for the same one-year period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account that the Advisor was currently reimbursing fund expenses. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-year period ended June 30, 2009 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered comparative fee information. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert International Opportunities Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date:   June 1, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date:   June 1, 2010